MERRILL LYNCH
HEALTHCARE
FUND, INC.




FUND LOGO




Quarterly Report

January 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH HEALTHCARE FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Philip L. Kirstein, Senior Vice President
Jordan C. Schreiber, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Philip M. Mandel, Secretary


Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Healthcare Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.


Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Healthcare Fund, Inc., January 31, 1999


DEAR SHAREHOLDER

Investment Environment
In 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. In the last few months of the year, investor optimism gave way to expectations of deteriorating corporate profits and signs of a weakening economy, partly because of concerns about the impact of the Russian and Brazilian economies. Subsequently, stronger-than-expected economic results dimmed prospects for further Federal Reserve Board monetary policy easings in the near future, even as inflationary pressures are virtually nonexistent.

Portfolio Matters
For the quarter ended January 31, 1999, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of +19.54%, +19.40%, +19.10% and +19.64%, respect-
ively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The healthcare sector--most notably biotechnology and large-capitalization US pharmaceutical stocks--performed well during the January quarter. Large cap pharmaceutical companies registered mid-teens earnings per share growth rates, predominantly reflecting unit growth, not higher product pricing. After several years of superior performance, current lofty valuations largely reflect the steady earnings growth rates of the pharmaceutical companies. The European pharmaceutical industry is highlighted by higher valuations based on consolidation. France's Sanofi S.A. and Synthelabo S.A., the second-largest and third-largest pharmaceutical manufacturers in that market, respectively, plan to merge, as do Zeneca Group PLC of the United Kingdom and Astra AB of Sweden. Investor speculation is rampant regarding future consolidation in the European pharmaceutical industry.

As large cap pharmaceutical stock valuations rose during the January quarter, we began to increase emphasis on mid cap companies with strong earnings growth and more reasonable price/earnings ratios by adding to existing holdings. For example, during the January quarter we added to our position in ALZA Corporation, the pioneer drug delivery company. ALZA has embarked on a vertical integration strategy; that is, to market and manufacture its unique drug products, rather than simply develop and out-license them. The intent of this strategy is to derive much broader profit margins rather than be limited to royalty income. After three years of effort, the company is launching its first product, a drug to treat urinary incontinence. We believe that the prospects for this new product are excellent in this largely unserved market. During the January quarter, we also increased the Fund's investment in Forest Laboratories, Inc., which has successfully introduced its anti-depressant drug, Celexa.

During the January quarter, Fund holding Monsanto Company reported initial success with its launch of Celebrex, which is as effective as current therapies for rheumatoid arthritis and osteoarthritis, but has far fewer side effects. Another Fund holding, Pfizer Inc., is a co-marketer of Celebrex.

In Conclusion
Overall, our investments continue to focus on healthcare product companies--such as pharmaceutical, medical technology and bio-technology companies--rather than the healthcare services area. Biotechnology companies continue to progress toward commercialization of new products, with more companies operating, or soon to be operating, at profitable levels. For example, biotechnology companies are notably at the forefront in introducing new medications that focus on treating afflictions of the elderly. We view this area as particularly important as the world's population ages. In contrast, healthcare service-oriented companies--such as hospitals and nursing homes--are largely dependent upon government policy and are vulnerable to political considerations. We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager



March 4, 1999


Merrill Lynch Healthcare Fund, Inc., January 31, 1999



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results+++
                                                                                             Ten Years/
                                                       12 Month           3 Month         Since Inception
                                                     Total Return       Total Return        Total Return
ML Healthcare Fund, Inc.--Class A Shares*               +32.86%            +19.54%            +336.01%
ML Healthcare Fund, Inc.--Class B Shares*               +31.80             +19.40             +293.83
ML Healthcare Fund, Inc.--Class C Shares*               +31.52             +19.10             +170.17
ML Healthcare Fund, Inc.--Class D Shares*               +32.70             +19.64             +173.78

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are Class A & Class B Shares, for the ten years ended 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.



Average Annual
Total Return+++

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/98                       +33.25%        +26.25%
Five Years Ended 12/31/98                 +22.57         +21.26
2/01/90++ through 12/31/98                +16.53         +15.82
Ten Years Ended 12/31/98                  +15.94         +15.32

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 12/31/98                       +31.77%        +27.77%
Five Years Ended 12/31/98                 +21.32         +21.32
2/01/90++ through 12/31/98                +15.32         +15.32
Ten Years Ended 12/31/98                  +14.74         +14.74

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 12/31/98                       +32.07%        +31.07%
Inception (10/21/94) through 12/31/98     +26.17         +26.17

[FN]
 *Maximum contingent sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/98                       +33.08%        +26.10%
Inception (10/21/94) through 12/31/98     +26.50         +24.88

[FN]
  *Maximum sales charge is 5.25%.
 **Assuming maximum sales charge.


+++Important Note:
   Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc. was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4 and 5 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, include only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



Performance
Results

                                                    2/01/90 to 1/31/99
                                                      Total Return++

ML Healthcare Fund, Inc. Class A Shares                  +439.80%
ML Healthcare Fund, Inc. Class B Shares                  +404.03

[FN]
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio. Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

2/01/90++ through 12/31/98                +20.54%        +19.81%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

2/01/90++ through 12/31/98                +19.61%        +19.61%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++Due to the inability to completely isolate the performance of
  Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.



Merrill Lynch Healthcare Fund, Inc., January 31, 1999

SCHEDULE OF INVESTMENTS
NORTH                               Shares                                                                          Percent of
AMERICA      Industries              Held             Investments                          Cost            Value    Net Assets
Canada       Medical Specialties     150,000  QLT PhotoTherapeutics Inc.               $  4,002,237     $  6,029,801    1.2%

                                              Investments in Canada                       4,002,237        6,029,801    1.2


United       Biotechnology           165,000  Abgenix, Inc                                2,136,875        2,970,000    0.6
States                                50,000  Agouron Pharmaceuticals, Inc.               1,736,250        2,965,625    0.6
                                      50,000  Amgen  Inc.                                 3,839,065        6,387,500    1.3
                                     200,000  Aphton Corporation                          3,874,626        3,100,000    0.6
                                     100,000  Aurora Biosciences Corporation                812,190          837,500    0.2
                                      80,000  Cell Genesys, Inc.                            480,000          475,000    0.1
                                     130,000  Centocor, Inc.                              5,452,463        5,443,750    1.1
                                     350,000  Coulter Pharmaceutical, Inc.                6,187,874        8,706,250    1.7
                                     350,000  Emisphere Technologies, Inc.                5,741,333        5,184,375    1.0
                                      50,000  Enzon, Inc.                                   322,343          721,875    0.1
                                     300,000  Genentech, Inc.                            20,141,504       24,412,500    4.8
                                      65,000  IDEC Pharmaceuticals Corporation            1,735,314        3,241,875    0.6
                                      30,000  Immunex Corporation                         2,133,863        4,695,000    0.9
                                      35,000  Ligand Pharmaceuticals Incorporated
                                              (Class B)                                     496,562          446,250    0.1
                                      40,000  MedImmune, Inc.                             1,014,625        1,965,000    0.4
                                      60,000  Protein Design Labs, Inc.                   1,890,844        1,290,000    0.3
                                      50,000  Vertex Pharmaceuticals Incorporated         1,322,187        1,575,000    0.3
                                                                                       ------------     ------------  ------
                                                                                         59,317,918       74,417,500   14.7

             Health Care Cost        200,000  Allegiance Corporation                      2,270,250        9,025,000    1.8
             Containment             300,000  AmeriSource Health Corporation
                                              (Class A)                                  15,946,190       23,250,000    4.6
                                      40,000  Bergen Brunswig Corporation
                                              (Class A)                                   1,150,212        1,120,000    0.2
                                     255,000  Cardinal Health, Inc.                      12,236,874       18,854,062    3.7
                                     100,000  CareMatrix Corporation                      2,256,000        2,493,750    0.5
                                     350,000  HEALTHSOUTH Corporation                     6,528,053        4,746,875    0.9
                                     220,000  McKesson HBOC, Inc.                        11,804,186       16,527,500    3.3
                                     150,000  Tenet Healthcare Corporation                4,158,128        3,112,500    0.6
                                     163,800  United Wisconson Services, Inc.             1,333,642        1,412,775    0.3
                                                                                       ------------     ------------  ------
                                                                                         57,683,535       80,542,462   15.9

             Healthcare--            440,000  Cerner Corporation                         11,460,647       10,752,500    2.1
             Information             500,000  IMS Health Incorporated                    14,168,743       18,312,500    3.6
                                     200,000  Medaphis Corporation                        1,693,210          825,000    0.2
                                     100,000  Medical Manager Corporation                 3,655,310        3,462,500    0.7
                                     502,500  Pharmaceutical Marketing Services
                                              Inc.                                        4,549,317        7,286,250    1.4
                                      34,600  Synetic, Inc.                               1,704,024        1,777,575    0.4
                                                                                       ------------     ------------  ------
                                                                                         37,231,251       42,416,325    8.4

             Medical                 275,000  Bausch & Lomb Incorporated                 16,070,790       16,878,125    3.3
             Specialties             270,000  Becton, Dickinson and Company               8,937,912        9,652,500    1.9
                                     200,000  C.R. Bard, Inc.                             7,714,686       10,125,000    2.0
                                     200,000  Guidant Corporation                         4,984,133       11,787,500    2.3
                                     140,000  Medtronic, Inc.                             5,320,616       11,156,250    2.2
                                      25,100  Novoste Corporation                           323,947          702,800    0.1
                                     300,000  Ocular Sciences, Inc.                       7,203,131        6,862,500    1.4
                                     100,000  PAREXEL International Corporation           2,937,501        2,600,000    0.5
                                      50,000  QLT PhotoTherapeutics Inc.                    830,807        2,006,250    0.4
                                      50,000  Sabratek Corporation                          806,250        1,012,500    0.2
                                     250,000  SangStat Medical Corporation                8,156,517        6,812,500    1.3
                                      30,000  St. Jude Medical, Inc.                        864,081          781,875    0.2
                                      80,000  Stryker Corporation                         2,930,424        3,710,000    0.7
                                      80,000  Syncor International Corporation            2,368,093        2,310,000    0.5
                                     320,000  VISX, Incorporated                          6,637,339       19,500,000    3.9
                                                                                       ------------     ------------  ------
                                                                                         76,086,227      105,897,800   20.9

             Pharmaceutical--         50,000  Bristol-Myers Squibb Company                5,580,500        6,409,375    1.3
             Consumer                120,000  Warner-Lambert Company                      7,292,814        8,662,500    1.7
                                                                                       ------------     ------------  ------
                                                                                         12,873,314       15,071,875    3.0

             Pharmaceutical--        125,000  American Home Products Corporation          6,614,677        7,335,937    1.4
             Diversified              60,000  Copley Pharmaceutical, Inc.                   548,750          585,000    0.1
                                     125,000  Dura Pharmaceuticals, Inc.                  1,710,937        1,804,688    0.3
                                     475,000  Monsanto Company                           19,686,759       22,592,188    4.5
                                      80,000  Schering-Plough Corporation                 2,882,400        4,360,000    0.9
                                                                                       ------------     ------------  ------
                                                                                         31,443,523       36,677,813    7.2

             Pharmaceutical--        220,000  ALZA Corporation                            9,772,376       11,123,750    2.2
             Prescription            120,000  Eli Lilly and Company                       8,370,950       11,242,500    2.2
                                     250,000  Forest Laboratories, Inc.                  10,123,659       11,546,875    2.3
                                      50,000  Merck & Co., Inc.                           6,586,125        7,337,500    1.4
                                      50,000  Pfizer Inc.                                 5,568,876        6,431,250    1.3
                                     100,000  Pharmacia & Upjohn, Inc.                    4,892,880        5,750,000    1.1
                                     260,000  Sepracor Inc.                              10,328,301       29,867,500    5.9
                                                                                       ------------     ------------  ------
                                                                                         55,643,167       83,299,375   16.4

                                              Investments in the United States          330,278,935      438,323,150   86.5

                                              Total Investments in North America        334,281,172      444,352,951   87.7


Merrill Lynch Healthcare Fund, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
WESTERN                             Shares                                                                          Percent of
EUROPE       Industries              Held             Investments                          Cost            Value    Net Assets
Finland      Pharmaceutical--        136,000  Orion-Yhtyma OY (Class B)                $  3,565,971     $  3,063,506    0.6%
             Diversified

                                              Investments in Finland                      3,565,971        3,063,506    0.6


Ireland      Pharmaceutical--        150,000  Elan Corporation PLC (ADR)*                 8,503,004       10,125,000    2.0
             Prescription

                                              Investments in Ireland                      8,503,004       10,125,000    2.0


Sweden       Pharmaceutical--        122,500  OXiGENE, Inc.                               1,970,250        1,362,813    0.3
             Prescription

                                              Investments in Sweden                       1,970,250        1,362,813    0.3


Switzerland  Pharmaceutical--          4,000  Novartis AG (Registered Shares)             6,764,424        7,484,325    1.4
             Consumer

             Pharmaceutical--            500  Roche Holding AG                            5,517,610        6,512,857    1.3
             Diversified

                                              Investments in Switzerland                 12,282,034       13,997,182    2.7


United       Medical                 600,000  SkyePharma PLC                                756,303          783,329    0.2
Kingdom      Specialties

             Pharmaceutical--        680,000  Shire Pharmaceuticals Group PLC             4,148,056        4,656,622    0.9
             Diversified             500,147  SmithKline Beecham PLC                      6,375,434        6,706,252    1.3
                                                                                       ------------     ------------  ------
                                                                                         10,523,490       11,362,874    2.2

             Pharmaceutical--        302,614  Glaxo Wellcome PLC                          9,216,733       10,108,018    2.0
             Prescription

                                              Investments in the United Kingdom          20,496,526       22,254,221    4.4

                                              Total Investments in Western Europe        46,817,785       50,802,722   10.0


SHORT-TERM                          Face
SECURITIES                         Amount

             Commercial          $10,000,000  CSW Credit Inc., 4.82% due 2/03/1999        9,994,645        9,994,645    2.0
             Paper**              15,328,000  General Motors Acceptance Corp.,
                                              4.81% due 2/01/1999                        15,323,904       15,323,904    3.0

             US Government        20,000,000  Federal Home Loan Mortgage Corporation,
             Agency Obligations**             4.75% due 2/11/1999                        19,968,333       19,968,333    3.9

                                              Total Investments in Short-Term
                                              Securities                                 45,286,882       45,286,882    8.9

             Total Investments                                                         $426,385,839      540,442,555  106.6
                                                                                       ============
             Liabilities in Excess of Other Assets                                                      (33,465,717)   (6.6)
                                                                                                        ------------  ------
             Net Assets                                                                                 $506,976,838  100.0%
                                                                                                        ============  ======

             Net Asset Value:    Class A--Based on net assets of $179,828,471 and
                                          30,111,441 shares outstanding                                 $       5.97
                                                                                                        ============
                                 Class B--Based on net assets of $256,361,822 and
                                          52,971,598 shares outstanding                                 $       4.84
                                                                                                        ============
                                 Class C--Based on net assets of $28,181,133 and
                                          5,817,442 shares outstanding                                  $       4.84
                                                                                                        ============
                                 Class D--Based on net assets of $42,605,412 and
                                          7,480,152 shares outstanding                                  $       5.70
                                                                                                        ============


 *American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Company.


Merrill Lynch Healthcare Fund, Inc., January 31, 1999


PORTFOLIO CHANGES

For the Quarter Ended January 31, 1999

Additions

 Abgenix, Inc
 Cell Genesys, Inc.
 Copley Pharmaceutical, Inc.
 Dura Pharmaceuticals, Inc.
 Medical Manager Corporation
 QLT PhotoTherapeutics Inc.
*Quintiles Transnational Corp.
 Sabratek Corporation
 SkyePharma PLC
 St. Jude Medical, Inc.
 Syncor International Corporation
 Synetic, Inc.



Deletions

 Allergan, Inc.
 Barr Laboratories, Inc.
 Columbia/HCA Healthcare Corporation
 Concentra Managed Care, Inc.
 First Health Group Corp.
 Guilford Pharmaceuticals Inc.
 Human Genome Sciences, Inc.
 Johnson & Johnson
*Quintiles Transnational Corp.
 Sanofi S.A.
 Zeneca Group PLC

[FN]
*Added and deleted in the same quarter.



PORTFOLIO INFORMATION

Worldwide
Investments
As of 1/31/99

Ten Largest Holdings                    Percent of
Represented in the Portfolio            Net Assets

Sepracor Inc.                               5.9%
Genentech, Inc.                             4.8
AmeriSource Health Corporation
  (Class A)                                 4.6
Monsanto Company                            4.5
VISX, Incorporated                          3.9
Cardinal Health, Inc.                       3.7
IMS Health Incorporated                     3.6
Bausch & Lomb Incorporated                  3.3
McKesson HBOC, Inc.                         3.3
Guidant Corporation                         2.3


Breakdown of Securities                 Percent of
By Country                              Net Assets

United States*                             86.5%
United Kingdom                              4.4
Switzerland                                 2.7
Ireland                                     2.0
Canada                                      1.2
Finland                                     0.6
Sweden                                      0.3

[FN]
*Excludes short-term investments.


Industries Represented                  Percent of
In the Portfolio                        Net Assets

Medical Specialties                        22.3%
Pharmaceutical-Prescription                20.7
Health Care Cost Containment               15.9
Biotechnology                              14.7
Pharmaceutical-Diversified                 11.3
Healthcare-Information                      8.4
Pharmaceutical-Consumer                     4.4